Consolidated Statements of Partners' Equity (Deficit) (Unaudited) (USD $)	General Partners' Capital Account	Limited Partners' Capital Account	Non-controlling Interest	Total
BALANCE, Beginning at Dec. 31, 2011	$ (108,038)	$ 3,048,180	$ 192,874	$ 3,133,016
Net Income Allocation	3,199	316,725	36,140	356,064
Distributions	4,036	399,452	27,600	431,088
BALANCE, Ending at Jun. 30, 2012	$ (108,875)	$ 2,965,453	$ 201,414	$ 3,057,992